UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021 (December 21, 2021)

GLOBAL SPAC PARTNERS CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40320	N / A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2093 Philadelphia Pike #1968 Claymont, DE 19703	19703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one subunit and one-half of one redeemable warrant	GLSPU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one Class A ordinary share, $.0001 par value, and one-quarter of one redeemable warrant	GLSPT	The Nasdaq Stock Market LLC
Redeemable warrants	GLSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Shareholders of Global SPAC Partners Co., and other interested parties are urged to read the Business Combination Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below have the meanings given to them in the Business Combination Agreement.

General Terms and Effects; Merger Consideration

On December 21, 2021, Global SPAC Partners Co., a Cayman Islands exempted company (“Global”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Gorilla Technology Group Inc., a Cayman Islands exempted company (“Gorilla”), and Gorilla Merger Sub, Inc., a Cayman Islands exempted company and a wholly owned subsidiary of Gorilla (“Merger Sub”).

Pursuant to the Business Combination Agreement, at the closing (the “Closing”) of the transactions contemplated thereunder (collectively, the “Transactions”), and following the Recapitalization (as such term is defined and described below), (i) Merger Sub will merge with and into Global, with Global continuing as the surviving entity and a wholly owned subsidiary of Gorilla (the “Merger”); (ii) the ordinary shares of Global (including Class A ordinary shares and Class B ordinary shares) will be converted into ordinary shares of Gorilla (“Company Ordinary Shares”) on a one-for-one basis; and (iii) warrants to purchase the ordinary shares of Global will be converted into warrants to purchase the same number of Company Ordinary Shares at the same exercise price and for the same exercise period (“Company Warrants”).

Prior to the Closing, but subject to the completion of the Closing, Gorilla will effect a recapitalization of its outstanding equity securities (the “Recapitalization”) so that the only class of outstanding equity of Gorilla will be the Company Ordinary Shares (and certain options to be rolled-over in connection with the Transactions). To effect the Recapitalization, (i) the preferred shares of Gorilla will be converted into Company Ordinary Shares in accordance with the Company’s organizational documents; (ii) Gorilla will effect a recapitalization of the Company Ordinary Shares so that the holders of the Company Ordinary Shares (and options to acquire Company Ordinary Shares that are not converted to Company Ordinary Shares in the Recapitalization) will have shares (or the right to acquire shares, as applicable) valued at $10.00 per share having a total value of $650,000,000, on a fully diluted basis, treating rolled-over options on a net exercise basis (the ratio at which Company Ordinary Shares are recapitalized being referred to as the “Conversion Ratio”); and (iii) with respect to outstanding options to purchase Company Ordinary Shares, the number of Company Ordinary Shares issuable upon exercise of such security will be multiplied by the Conversion Ratio and the exercise price of such security will be multiplied by the Conversion Ratio. The Business Combination Agreement does not provide for any purchase price adjustments.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of Gorilla and its subsidiaries, including Merger Sub, that are customary for transactions of this nature, including with respect to, among other things: (i) organization and standing; (ii) authorization; (iii) capitalization; (iv) subsidiaries; (v) noncontravention; (vi) government approvals; (vii) financial statements; (viii) absence of certain changes; (ix) litigation; (x) taxes; (xi) privacy and data security; (xii) compliance with laws; (xiii) material contracts; (xiv) intellectual property; (xv) company permits; (xvi) anti-bribery and anti-corruption; (xvii) employee and labor matters; (xviii) employee benefit plans; (xix) real property; (xx) related party transactions; (xxi) customers and suppliers; (xxii) the Investment Company Act; (xxiii) information to be supplied for the Registration Statement (as defined below); (xxiv) finders and brokers; and (xxv) insurance.

The Business Combination Agreement contains representations and warranties of Global that are customary for transactions of this nature, including with respect to, among other things: (i) organization and standing; (ii) authorization; (iii) capitalization; (iv) noncontravention; (v) government approvals; (vi) reports filed with the Securities and Exchange Commission (“SEC”), financial statements and internal controls; (vii) absence of certain changes; (viii) compliance with laws; (ix) litigation and permits; (x) taxes; (xi) employee and employee benefit plans; (xii) properties; (xiii) material contracts; (xiv) transactions with affiliates; (xv) the Investment Company Act and JOBS Act; (xvi) finders and brokers; (xvii) anti-bribery and anti-corruption; (xviii) insurance; (xix) information to be supplied for the Registration Statement; and (xx) Global’s trust account.

Certain of the representations and warranties are qualified by materiality or Material Adverse Effect (as hereinafter defined), as well as information provided in the disclosure schedules to the Business Combination Agreement. As used in the Business Combination Agreement, “Material Adverse Effect” means, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (i) the business, assets, Liabilities, results of operations or condition (financial or otherwise), of such person or entity and its subsidiaries, taken as a whole, or (ii) the ability of such person or entity or any of its Affiliates on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents relating to the Business Combination Agreement to which such person or entity is a party or bound or to perform the obligations of such person or entity thereunder, in each case, subject to certain customary exceptions.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreement will survive until fully performed.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing. The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including those relating to: (i) the provision of access to their properties, contracts, books, financial and operating data and other similar information; (ii) the operation of their respective businesses in the ordinary course of business; (iii) the provision of financial statements by Gorilla to Global; (iv) efforts to minimize the amount of funds in Global’s trust account redeemed by Global’s shareholders; (v) efforts to enter into and consummate a private placement and/or backstop arrangements with potential investors (the “PIPE Investment”); (vi) Global’s public filings; (vii) no insider trading; (viii) efforts to obtain all necessary regulatory approvals and consummate the Transactions; (ix) further assurances; (x) public announcements; (xi) confidentiality; (xii) appointment of the post-Closing board of directors of Gorilla (the “Post-Closing Board”) and executive officers of Gorilla; (xiii) approval and adoption of the equity plan of Gorilla; (xiv) filing under Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) ; (xv) Nasdaq listing; and (xvi) notification of certain matters during the Interim Period.

Each party to the Business Combination Agreement also agreed during the Interim Period not to solicit, initiate or knowingly facilitate or assist the making, submission or announcement of or intentionally encourage or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing (and in any event within 48 hours) of the receipt of any bona fide inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the other party informed of the status of any such inquiries, proposals, offers or requests for information.

The Business Combination Agreement also contains certain customary post-Closing covenants regarding (a) maintenance of books and records; (b) tax matters; (c) indemnification of directors and officers and the purchase of tail directors’ and officers’ liability insurance; and (d) use of trust account proceeds.

In addition, Gorilla agreed to obtain its required shareholder approvals in the manner required under its organizational documents and applicable law for, among other things: (i) the adoption and approval of the Business Combination Agreement and the Transactions (including, to the extent required, the Recapitalization and the issuance of securities of Gorilla pursuant to the Business Combination Agreement (including, if applicable, in connection with a PIPE Investment)); (ii) the approval of the restated Gorilla organizational documents; (iii) the issuance of Company Ordinary Shares and Company Warrants pursuant to the Business Combination Agreement; and (iv) the appointment of the members of the Post-Closing Board, and agreed to enforce the Voting Agreements (as defined and described below) in connection therewith.

The parties to the Business Combination Agreement made customary covenants regarding the registration statement on Form F-4 to be filed by Gorilla (the “Registration Statement”) with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), to register the Company Ordinary Shares and the Company Warrants to be issued under the Business Combination Agreement to the holders of the ordinary shares of Global and the Company Ordinary Shares issuable upon exercise or conversion of the Company Warrants. The Registration Statement also will contain the Global proxy statement to seek the consent of Global shareholders to, among other things, (i) adopt and approve the Business Combination Agreement and the Transactions; and (ii) approve the amended memorandum and articles of association of Gorilla in connection with the Merger.

Conditions to Closing

The Business Combination Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived) in addition to the delivery of customary certificates and other Closing deliverables: (i) approval of the shareholders of Global and Gorilla; (ii) approvals of certain specified required governmental authorities; (iii) no law or order preventing the Transactions; (iv) the Registration Statement having been declared effective by the SEC; (v) the representations and warranties of the other applicable parties being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to certain materiality qualifiers), and such parties having performed in all material respects their respective obligations and complied in all material respects with their respective covenants and agreements under the Business Combination Agreement required to be performed or complied with by them on or prior to the date of the Closing; (vi) no occurrence of a Material Adverse Effect with respect to the other party which is continuing and uncured; (vii) the satisfaction of the $5,000,001 minimum net tangible asset test by Global; (viii) approval of Gorilla’s Nasdaq listing application and approval of Company Ordinary Shares and Company Warrants on Nasdaq; (ix) Gorilla shall not have received evidence that it will not qualify as a “foreign private issuer” pursuant to Rule 3b-4 of the Exchange Act as of Closing; (x) the consummation of the Recapitalization and evidence that Gorilla’s shareholders have adopted the amended organizational documents of Gorilla; (xi) resignation of certain officers and directors; and (xii) execution and/or effectiveness of certain ancillary documents.

In addition, unless waived by Gorilla, the obligations of Gorilla and Merger Sub to consummate the Transactions are subject to requirement that at the Closing Global will have at least $50,000,000, including funds remaining in its trust account (after giving effect to the completion and payment of any redemptions) and the proceeds of any PIPE Investment, prior to paying any of Global’s expenses and liabilities due at the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of Global and Gorilla; (ii) by either Global or Gorilla if any of the conditions to Closing have not been satisfied or waived by April 13, 2022 (the “Outside Date”) (provided, that, if Global seeks and obtains an extension of its deadline to consummate its initial business combination, Global shall have the right, with the prior written consent of Gorilla, to extend the Outside Date for an additional period equal to the shortest of (a) three (3) additional months, (b) the period ending on the last date for Global to consummate its Business Combination pursuant to such Extension and (c) such period as mutually agreed by the parties to the Business Combination Agreement), as long as the terminating party’s breach did not cause or result in the Closing to occur by the Outside Date; (iii) by either Global or Gorilla if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable, so long as the terminating party’s breach did not cause or result in such action; (iv) by either Global or Gorilla in the event of the other party’s uncured breach, if such breach would result in the failure of the related closing condition (and so long as the terminating party is not also in breach under the Business Combination Agreement where such breach would result in the failure of the related closing condition); (v) by Global if there has been a Material Adverse Effect on Gorilla following the date of the Business Combination Agreement that is uncured and continuing; and (vi) by either Global or Gorilla if Global holds a special meeting of its shareholders to approve the Business Combination Agreement and the Transactions and such approval is not obtained.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to confidentiality, fees and expenses, trust fund waiver, no recourse, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination. The Business Combination Agreement does not provide for any termination fees.

Trust Account Waiver

Gorilla and Merger Sub each agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Global’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom) other than in connection with the Closing.

Governing Law

The Business Combination Agreement is governed by the laws of the State of New York and the parties are subject to exclusive jurisdiction of federal and state courts located in the State of New York (and any appellate courts thereof), except that the Merger, the internal affairs of Global and any provisions of the Business Combination Agreement that are expressly or otherwise required to be governed by the laws of the Cayman Islands Companies Act (as revised), shall be governed by the laws of the Cayman Islands.

A copy of the Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about Global, Gorilla, Merger Sub or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Global’s public disclosures.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to or in connection with the Business Combination Agreement (the “Ancillary Agreements”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Ancillary Agreements, copies of each of which are attached hereto as exhibits. Stockholders and other interested parties are urged to read such Ancillary Agreements in their entirety.

Voting Agreements

Simultaneously with the execution and delivery of the Business Combination Agreement, Global and Gorilla have entered into Voting Agreements (collectively, the “Voting Agreements”) with certain shareholders of Gorilla required to approve the Transactions. Under the Voting Agreements, each Gorilla shareholder party thereto agreed to vote all of such shareholder’s shares of Gorilla in favor of the Business Combination Agreement and the Transactions and to otherwise take certain other actions in support of the Business Combination Agreement and the Transactions and the other matters submitted to the Gorilla shareholders for their approval in the manner and subject to the conditions set forth in the Voting Agreements, and provide a proxy to Gorilla to vote such Gorilla shares accordingly. The Voting Agreements prevent transfers of the Gorilla shares held by the Gorilla shareholders party thereto between the date of the Voting Agreement and the date of Closing, except for certain permitted transfers where the recipient also agrees to comply with the Voting Agreement.

A copy of the form of Voting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Voting Agreement is qualified in its entirety by reference thereto.

Lock-Up Agreements

Simultaneously with the execution and delivery of the Business Combination Agreement, certain Gorilla shareholders each entered into a Lock-Up Agreement with Gorilla (collectively, the “Lock-Up Agreements”). Pursuant to the Lock-Up Agreements, each Gorilla shareholder party thereto agreed not to, during the period commencing from the Closing and ending on the six (6) month anniversary of the Closing (subject to early release if the closing price of the Company Ordinary Shares equals or exceeds $12.50 per share for any 20 out of 30 trading days after the Closing and also subject to early release if Gorilla consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all Gorilla shareholders having the right to exchange their equity holdings in Gorilla for cash, securities or other property): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the restricted securities, whether any such transaction is to be settled by delivery of such restricted securities, in cash or otherwise, or (iii) publicly announce the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of restricted securities or other securities, in cash or otherwise (in each case, subject to certain limited permitted transfers where the recipient takes the shares subject to the restrictions in the Lock-Up Agreement).

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Lock-Up Agreement is qualified in its entirety by reference thereto.

Sponsor Voting Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, Gorilla entered into a Sponsor Voting Agreement (the “Sponsor Voting Agreement”) with Global SPAC Sponsors LLC (the “Sponsor”), and Global, pursuant to, and on the terms and subject to the conditions of which, the Sponsor has agreed among other things to vote its shares of Global, and take certain other actions, in support of the Business Combination.

A copy of the form of Sponsor Voting Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Sponsor Voting Agreement is qualified in its entirety by reference thereto.

First Amendment to Founder Registration Rights Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, Gorilla, Global and the Sponsor entered into the First Amendment to Registration Rights Agreement (the “Amendment to Founder Registration Rights Agreement”), which amended that certain Registration Rights Agreement, dated as of April 8, 2021, by and between Global and the Sponsor, pursuant to which Global granted certain registration rights to the Sponsor with respect to Global’s securities. Pursuant to the Amendment to Founder Registration Rights Agreement, which will become effective as of the Closing, Gorilla will assume the obligations of Global under the original Registration Rights Agreement, and, among other things, Gorilla will be added as a party thereto and the Amendment to Founder Registration Rights Agreement will reflect the issuance of Company Ordinary Shares and Company Warrants pursuant to the Business Combination Agreement.

A copy of the Founder Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Founder Registration Rights Agreement is qualified in its entirety by reference thereto.

Gorilla Registration Rights Agreement

Simultaneously with, or immediately prior to, the Closing, certain Gorilla shareholders will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which Gorilla will grant certain registration rights to such Gorilla shareholders with respect to the Company Ordinary Shares. The Registration Rights Agreement provides, among other things, certain Gorilla shareholders with certain demand rights in the event of an underwritten offering, as well as piggyback rights in the event Gorilla or any holder of Gorilla Company Ordinary Shares conducts a registered offering.

A copy of the Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Founder Registration Rights Agreement is qualified in its entirety by reference thereto.

Assignment, Assumption and Amendment to Warrant Agreement

In connection with the Merger, Gorilla will assume the obligations of Global under the Warrant Agreement (the “Warrant Agreement”) dated April 8, 2021, between Global and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, by executing an assumption and amendment to the Warrant Agreement with CST and Global.

A copy of the form of Assignment, Assumption and Amendment to Warrant Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the form of Assignment, Assumption and Amendment to Warrant Agreement is qualified in its entirety by reference thereto.

ADDITIONAL INFORMATION

General

Gorilla intends to file with the SEC a Registration Statement on Form F-4, which will include a preliminary proxy statement of Global, and a prospectus in connection with the proposed Transactions. The definitive proxy statement and other relevant documents will be mailed to Global security holders as of a record date to be established for voting on the Business Combination Agreement and the Transactions. Investors and securityholders of Global and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting to be held to approve the Business Combination Agreement and the Transactions because these documents will contain important information about Global, Gorilla, the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Global with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Global at: 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Participants in the Solicitation

Gorilla, Global and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Global securities in respect of the proposed Transactions. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Global’s and Gorilla’s expectations with respect to future performance and anticipated financial impacts of the Transactions contemplated by the Business Combination Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Global or Gorilla and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-Transaction company (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Global prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on Nasdaq; (v) costs related to the Transactions; (vi) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Transactions; (vii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Global and the satisfaction of the minimum cash requirements of the Business Combination Agreement following any redemptions by Global’s public shareholders; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Gorilla’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual bookings; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy; and (xxiii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Global or Gorilla. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Global and Gorilla undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Disclaimer

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of December 21, 2021, by and among Global SPAC Partners Co., Gorilla Merger Sub, Inc., and Gorilla Technology Group Inc.

10.1	Form of Voting Agreement, dated as of December 21, 2021, by and among Global SPAC Partners Co., Gorilla Technology Group Inc., and the shareholder of Gorilla Technology Group Inc. party thereto.

10.2	Form of Lock-Up Agreement, dated as of December 21, 2021, by and between Gorilla Technology Group Inc. and the shareholder of Gorilla Technology Group Inc. party thereto.

10.3	Founder Voting Agreement, dated as of December 21, 2021, by and between Gorilla Technology Group Inc., Global SPAC Partners Co. and Global SPAC Sponsor LLC.

10.4	Form of First Amendment to Registration Rights Agreement, by and among Gorilla Technology Group Inc., Global SPAC Partners Co., and Global SPAC Sponsors LLC.

10.5	Form of Registration Rights Agreement, by and between Gorilla Technology Group Inc. and the shareholders of Gorilla Technology Group Inc. party thereto.

10.6	Form of Assignment, Assumption and Amendment to Warrant Agreement among Continental Stock Transfer & Trust Company, LLC, Gorilla Technology Group Inc. and Global SPAC Partners Co.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2021

GLOBAL SPAC PARTNERS CO.

By:	/s/ Bryant B. Edwards
	Name:	Bryant B. Edwards
	Title:	Chief Executive Officer